UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2012

NEW CENTURY BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina	28334
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (910) 892-7080

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2012, New Century Bancorp, Inc. (the “Registrant”) held its Annual Meeting. There were two proposals submitted to shareholders at the Annual Meeting. In the case of Proposal 1, all of the nominees were approved and elected to serve on the Registrant’s Board of Directors. The other proposal was also approved by the shareholders entitled to vote at the Annual Meeting. The proposals below are described in greater detail in the Registrant’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 13, 2012.

The voting results were as follows:

Proposal 1: Proposal to elect six members of the Board of Directors for terms of three years and two members of the Board of Directors for terms of one year.

Directors Elected	Votes For	Votes Withheld	Abstentions	Broker Non-Votes

Three-Year Terms

Oscar N. Harris	3,070,398	91,338	—	1,654,332

John W. McCauley	3,068,457	93,279	—	1,654,332

Michael S. McLamb	3,071,834	89,902	—	1,654,332

Dan K. McNeil	3,069,985	91,751	—	1,654,332

Sharon Raynor	3,074,055	87,681	—	1,654,332

W. Lyndo Tippett	3,047,554	114,182	—	1,654,332

One-Year Terms

Ronald V. Jackson	3,066,990	94,746	—	1,654,332

J. Larry Keen, Ed.D.	3,069,385	92,351	—	1,654,332

Proposal 2: Proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Registrant’s independent registered public accounting firm for 2012.

Votes For	Votes Against	Abstentions	Broker Non-Votes

4,777,026	11,525	27,517	—

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release, dated May 22, 2012

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

By:	/s/ Lisa F. Campbell
Lisa F. Campbell
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Dated: May 25, 2012

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release, dated May 22, 2012